UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2017

CH2M HILL Companies, Ltd.

(Exact name of registrant as specified in its charter)

(Commission File Number) 000-27261

Delaware	93-0549963
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

9191 South Jamaica Street Englewood, CO (Address of principal executive offices)	80112-5946 (Zip Code)

(303) 771-0900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                        Other Events.

On January 24, 2017, the Consortium consisting of General Electric Company, General Electric Company International, Inc. and the UGL-CH2M Joint Venture (the “Joint Venture”), which includes CH2M Hill Companies Ltd. and its 50% interest joint venture partner, UGL Limited, a wholly owned subsidiary of CIMIC Group Limited, terminated its contract with its client and the general contractor, JKC Australia LNG Pty (the “Contractor”), to engineer, procure, construct and start-up a combined cycle power plan in Australia on the grounds that the Contractor had by its actions repudiated the contract. The Consortium which includes the Joint Venture expects to file arbitration claims against the Contractor, and anticipates that the Contractor will file claims back. We expect the arbitration process to be lengthy and at this time we are unable to predict the timing of resolution or the outcome of disputes. While we continue to assess the possible impacts to our financial statements and currently do not expect this to have an immediate material effect on our results of operations, cash flow or financial condition, the ultimate outcome of the dispute will depend upon contested issues of fact and law and could be materially adverse to our results of operations, cash flow and financial condition.

Cautionary Note Regarding Forward Looking Statements.

This Form 8-K contains “forward-looking statements,” as that term is defined in U.S. Federal and certain foreign securities regulations, including statements regarding the potential for arbitration relating to the Consortium’s termination of the contract with the Contractor. Although our management believes that its expectations are based on reasonable assumptions, these assumptions are subject to a wide range of economic, business, regulatory, technical, legal, and other unforeseen risks which may cause actual results to differ materially from those stated or implied by these forward-looking statements. We undertake no duty to update any forward-looking statement made herein.  All forward-looking statements speak only as of the date of this Form 8-K. This communication should be read in conjunction with all the other information included in our most current Prospectus and European Prospectus, which are filed with the U.S. Securities and Exchange Commission (SEC) and the U.K. Financial Conduct Authority (FCA), respectively, and, for our stockholders outside of the U.S. and the European Union, similar documents filed with local securities regulators, where required. You should also read our Annual Report on Form 10-K as amended and quarterly reports on Form 10-Q, which include a list of factors that could cause actual operational and financial results to differ from those expected.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CH2M HILL Companies, Ltd.

Date: January 25, 2017	By:	/s/ Thomas M. McCoy
Thomas M. McCoy
Executive Vice President, General Counsel & Secretary